                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        January 14,2003
                                                --------------------------------

                                MILLS MUSIC TRUST
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               (Exact Name of Registrant as Specified in Charter)

          NEW YORK                   2-22997                    13-6183792
-----------------------------   -----------------          --------------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)             Identification No.)

                 C/O HSBC BANK USA
                  ISSUER SERVICES
                 452 FIFTH AVENUE
                NEW YORK, NEW YORK                             10018-2076
----------------------------------------------------    ------------------------
     (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code           (212) 525-1349
                                                    ----------------------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On January 14, 2003, HSBC Bank USA, the Trustee (the "Trustee") of Mills Music Trust (the "Trust") received a letter of resignation of Berdon LLP, the Trust's independent auditors. The Trustee is considering other independent accounting firms as candidates to replace Berdon LLP as the Trust's independent auditors.

      The reports of Berdon LLP on the Trust's financial statements for the fiscal years ended December 31, 2000 and December 31, 2001 did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During such fiscal years and during the subsequent interim periods, the Trustee had no disagreements with Berdon LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures. In addition, there were no reportable events (as defined in Item 304 (a) (1) (v) of Regulation S-K) during these periods.

      The Trustee provided Berdon LLP with a copy of the disclosures the Trust is making in this Current Report prior to filing this Current Report with the Securities and Exchange Commission. The Trustee requested that Berdon LLP furnish the Trustee a letter addressed to the Securities and Exchange Commission stating whether Berdon LLP agreed with such disclosures and, if not, stating the respects in which it did not agree. Berdon LLP's letter of January 22, 2003 confirming its agreement with such statements is attached as Exhibit 16.1 and is incorporated in this Current Report by reference.


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
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)   Not applicable

        (b)   Not applicable

        (c)   Exhibits

              EXHIBIT NO.  DESCRIPTION
                 16.1      Letter, dated January 22, 2003 from Berdon LLP to the
                           Securities and Exchange Commission (filed herewith)

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HSBC BANK USA, as Trustee under the Trust
                                    (Registrant)

Date:   January 22, 2003
                                    By: /S/ MARCIA MARKOWSKI
                                        ----------------------------------
                                        Marcia Markowski
                                        Issuer Services
                                        HSBC Bank USA
                                        Corporate Trustee


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